                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08649

                           EII Realty Securities Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                          717 Fifth Avenue, 10th Floor
                               New York, NY 10022
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Richard J. Adler
                          717 Fifth Avenue, 10th Floor
                               New York, NY 10022
                     ---------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-303-0478

                        Date of fiscal year end: June 30

                   Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                    (EII LOGO) E.I.I. REALTY SECURITIES TRUST

                              INSTITUTIONAL SHARES

                                DECEMBER 31, 2009
                               SEMI-ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                                TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
Portfolio Sectors .........................................................   18
Disclosure of Fund Expenses ...............................................   19
Schedules of Investments ..................................................   20
Statements of Assets and Liabilities ......................................   28
Statements of Operations ..................................................   29
Statements of Changes in Net Assets .......................................   30
Financial Highlights ......................................................   33
Notes to the Financial Statements .........................................   36
Additional Information ....................................................   42

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406.

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                                DECEMBER 31, 2009
                                   (UNAUDITED)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended December 31, 2009, the E.I.I. Realty Securities fund rose 43.23% on a per share basis compared 45.80% for the NAREIT Equity Index. For calendar year 2009 the fund rose 22.65% verses 27.99% for the NAREIT Equity Index. The fund emphasizes higher quality companies, and as a result outperformed during the severe declines preceding the current period. In this period in which even the most leveraged companies whose very survival had been in doubt were able to access capital, the higher quality focus resulted in underperformance.

Commercial real estate has been at the epicenter of the financial crisis that spawned "The Great Recession". The recession technically appears to have ended in mid-2009 with a resumption of Gross Domestic Product ("GDP") growth. However, as a lagging cyclical industry commercial real estate has yet to recover, though there are some positive signs. This real estate cycle has been characterized more by overleveraging than by overbuilding, so it is particularly sensitive to conditions in the capital markets. From an operating standpoint there has been a rise in vacancies in virtually all property types than is magnified by declining rental rates.

Whereas commercial real estate is a lagging industry, Real Estate Investment Trusts ("REITs") are a leading indicator and a proxy for the sector. REITs had suffered dramatic declines anticipating and forecasting the recession and its severity. In classic cyclical character they began a recovery in early March that continued throughout calendar 2009. REITs undertook massive deleveraging including over $20 billion in new common equity offerings. As access to equity became more visible, other capital markets reopened. REITs have been able to extend bank lines, access the secured debt market, and issue over $10 billion of new unsecured debt issues. Balance sheet ratios have improved and debt maturities extended. In October Developers Diversified, a major shopping center REIT, was even the first to issue new commercial mortgage backed securities ("CMBS") under the government's TALF program. CMBS had supplied 25% of commercial real estate financing prior to the crisis, and still remains the most dysfunctional part of the capital markets. It will require $100s billions to refinance over the next four years. Having demonstrated access to many forms of capital, including CMBS, REITs are among the best positioned to provide that capital and make accretive acquisitions in the process. As in past cycles REITs are again being deemed to be part of the solution, not the problem.

The restoration of risk appetite has resulted in a v-shape recovery in REIT share prices, though they have still only recouped half their historic highs of early 2007. Real estate investors have been willing again to pay for liquidity and visible cash flow, which REITs represent, but there is still a dearth of major transactions. Owners have been reluctant to sell and, in contrast to the last cycle, authorities have not pressed for resolution of defaulted bank loans and CMBS special servicers have been slow to foreclose. REITs now have achieved premiums above reported net asset value calculated from the few transactions that have occurred. That premium is a forecast of a recovery in the industry, and is itself an acquisition currency.

Through the period the restoration of risk appetite extended to even the most troubled REITs. This includes General Growth Properties, one of the leading mall companies, which had to file for bankruptcy in April when it was unable to refinance maturing debt. Even in bankruptcy the common stock has recovered from pennies to a high of over $12 in anticipation of a reorganization plan or possible acquisition, implying that the failure was more that of the capital markets than the company.

Unlike past cycles in which REITs maintained their defensive characteristics even in cyclical downturns, through this period REITs have been plagued by a sharp rise in volatility and a rising correlation with other types of assets, especially financial stocks. They have also suffered from dividend cuts both because of declines in operating cash flow and from dilutive new equity offerings. Low volatility, low correlation, and high current yield have been the pillars of the REIT value proposition. Much of this change in behavior is explained by the elevated leverage that prevailed throughout industry, but some is the result of changes in the technical structure of the capital markets including the growth of derivatives and exchange traded funds ("ETFs"). As the

                         E.I.I. REALTY SECURITIES TRUST
                    E.I.I. REALTY SECURITIES FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

deleveraging has proceeded, absolute volatility has diminished, though relative volatility remains elevated. There has been some decline in the correlations with other asset classes. Dividend cuts have been largely completed, including the use of stock dividends to preserve cash, and they should be more stable in 2010. REIT yields averaging 4% are not high by historic standards, but still look attractive compared to most equity market alternatives. There is some expectation that financial market regulatory reform will redress some of the technical flaws in the capital markets. So the factors that have impaired the REIT value proposition should be ameliorating.

In the period it was not just financial but operating risk that was the primary differentiator of performance of the various property sectors. The best performing REIT sectors were lodging and regional malls. Hotels and malls have high absolute and relative financial leverage and operating models that are highly reliant upon economic growth and spending. While both sectors suffered substantially through the recessionary quarters of 2008 and 1H09, the stock market was clearly early in flagging these sectors as beneficiaries as the economic environment improved and capital markets loosened up. In contrast, the worst performing sectors were shopping centers and self-storage, two sectors typically viewed as more defensive in nature with cycle tested resiliency during times of economic weakness.

There are many challenges still to be overcome in the economy and the real estate industry. Massive fiscal and monetary stimulus must be unwound without derailing the nascent recovery. Financial market reform is needed to discourage future capital market crises, and to help restore the defensive character of REITs. In commercial real estate, access to capital is still limited to most private entities, and there remains a massive overhang of maturing CMBS and bank loans needing to be refinanced. Most REITs face another year of declining cash flows before occupancies can be expected to rise along with rents. But with their restored access to capital of all kinds, the problems in the industry have become the REITs' opportunity. We believe that the entities with the greatest cost of capital advantages will excel in the recovery phase of the economic cycle, and favor the higher multiple and higher quality competitors in each sector. This is consistent with the type of securities in the fund's portfolio, and bodes well for continued recovery and potentially outperformance in the coming quarters.

We thank you for the support and confidence you have placed in us.

Sincerely,


/s/ Richard J. Adler

Richard J. Adler
President

                          E.I.I REALTY SECURITIES TRUST

                 E.I.I. REALTY SECURITIES - INSTITUTIONAL SHARES

                                DECEMBER 31, 2009

                                   (UNAUDITED)

        COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. REALTY SECURITIES FUND AND THE NAREIT EQUITY INDEX(1) AND THE
     WILSHIRE REAL ESTATE SECURITIES INDEX(1) FROM INCEPTION (JUNE 11, 1998)
                            THROUGH DECEMBER 31, 2009

                               (PERFORMANCE GRAPH)

              E.I.I. REALTY       NAREIT      WILSHIRE REAL ESTATE
             SECURITIES FUND   EQUITY INDEX     SECURITIES INDEX
             ---------------   ------------   --------------------
 6/11/1998      1,000,000        1,000,000          1,000,000
 6/30/1999        972,823          933,168            954,719
 6/30/2000      1,033,603          961,466            997,282
 6/30/2001      1,248,973        1,196,373          1,242,129
 6/30/2002      1,397,478        1,390,367          1,413,398
 6/30/2003      1,380,480        1,445,909          1,455,757
 6/30/2004      1,732,180        1,837,365          1,880,825
 6/30/2005      2,358,202        2,437,554          2,532,004
 6/30/2006      2,842,521        2,901,725          3,084,889
 6/30/2007      3,114,861        3,266,405          3,446,357
 6/30/2008      2,777,993        2,820,976          2,914,708
 6/30/2009      1,607,310        1,599,650          1,584,573
12/31/2009      2,302,201        2,332,225          2,346,233

    The index is a passively managed portfolio that does not include account charges, fees and other expenses.

                RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009

                                                        AVERAGE ANNUAL TOTAL RETURN
                                                    ----------------------------------
                                             SIX     ONE     FIVE    TEN       SINCE
                                            MONTH    YEAR   YEARS   YEARS   INCEPTION*
                                            -----   -----   -----   -----   ----------
E.I.I. REALTY SECURITIES FUND               43.23%  22.65%   0.74%   9.90%     7.48%
NAREIT Equity Index (1)                     45.80%  27.99%   0.36%  10.63%     7.60%
Wilshire Real Estate Securities Index (1)   48.07%  29.22%  -0.21%  10.49%     7.65%

*    Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower than their original cost. For performance current to the most recent month-end, please call 1-888-323-8912. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund Shares. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                DECEMBER 31, 2009
                                   (UNAUDITED)

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended December 31, 2009, the E.I.I. International Property Fund rose 19.45% on a per share basis compared to an increase of 22.29% for the EPRA Developed ex-US Index. For the calendar year 2009 the fund returned 51.40% verses 44.56% for the index. Assets in the fund totaled $533.4 million at the end of the period.

"The Great Recession" was a global phenomenon, and was countered by stimulative fiscal and monetary policies around the world. At year-end 2009, economic indicators throughout the world suggest that a recovery is in progress, but the pace of the recovery is highly variable from market to market. In some markets like China, Hong Kong and Singapore, a recovery is clearly underway, while in the US and Europe economic growth is just beginning. Australia seems to have been the only major market that "missed" the downturn, although the pace of economic growth has been anemic at best. Japan was certainly affected by the sharp decline in markets last year, but the overall impact is more difficult to discern as this economy has been in the doldrums for over a decade.

The strongest major world economy has been China, so much so that there is rising concern of a bubble in China that is concentrated in the property markets manifest by a 20% rise in Chinese housing prices. We consider the home price trend to be manageable because mortgage debt is low, bank lending is restrained (loan to deposit ratios in Chinese banks are among the lowest in the world), and the real economy is expanding. The Chinese government has reacted with measures such as increasing the availability of land and restraining bank lending. Residential markets in China will slow, so we have emphasized the retail sector in the fund's exposure.

Japan continues to suffer from its long-term problems of declining local demand, aging population, massive levels of government debt, and ineffective government. The new government (the DPJ) and its new finance minister are pushing the Bank of Japan to increase quantitative easing measures and encourage loan demand. A recovery in the global economy should lead to increased consumption and loan growth, which should ultimately reverse deflationary pressures. We believe that Japan may be finally moving in the right direction and the fund's exposure to this market has increased.

Australia's most recent economic statistics seem to confirm that this economy avoided the worst of the global downturn. As with other Anglo-Saxon markets, the Australian consumer is highly leveraged yet consumer spending during the period was surprisingly strong due to the improving labor market. The Reserve Bank of Australia is among the first to begin to raise rates to reduce the potential for inflation, Offsetting the potentially dampening impact of rising short-term rates on consumer demand is the corporate sector where balance sheets are in much better shape and global demand is recovering, particularly from China. Overall, this market is showing solid signs of recovery from its modest dip in economic growth.

The condition of the European economies is highly variable, ranging from near bankruptcy for Greece and the Baltic states, to stable, as in the case of Sweden and Norway. The UK market is one of the more perplexing, suffering from an over-leveraged consumer and banking system and weak government that is in a period of transition - while its housing market seems to be improving much faster than expected. Residential mortgage securities are in demand, unemployment is declining, and retail sales are stabilizing. The UK is clearly benefiting from the sharp decline in the British pound relative to most other currencies, which has attracted global shoppers. Vacancy rates in the oversupplied office markets have begun to fall and large tenants report difficulty in finding space - a complete turnaround from the situation only six months ago.

On the Continent, households in the developed European countries tend to have much less leverage than their peers in the UK, and even the Spaniards are reporting a sharp decline in consumer debt and an equally sharp increase in the savings rate. The ECB has become more malleable regarding interest rates, suggesting that the Central Bank will wait to increase rates and reduce system liquidity only when economic indicators begin to signal that a recovery is underway. Inflation on the Continent has been lower than expected (wholesale prices in

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

Germany rose 0.2% for the year in December), and this has further encouraged restraint by the ECB. The situation in Greece should also serve to mitigate the potential for higher interest rates.

Germany's consumers remain restrained despite improving economic conditions, and this is not helpful for the European economic recovery. Economic statistics in Germany and the rest of the region suggest that the recovery is occurring, as exemplified by the surprise decline in unemployment in December. In addition, German factory orders in November were far better than expected, rising 1.8% compared with an expected rate of -0.2%, and exports rose at twice the expected level.

PROPERTY SECTOR

Transaction data throughout has been supportive of a recovery in valuations. UK office valuations rose significantly in December - up a record 3% for the month according to IPD - and this was also supported by a continued rise in home prices in this market. Singapore was by far the strongest property market during the quarter, with property share prices rising nearly 11%, as demand for all types of property accelerated and supplies, especially in the residential sector, dwindled.

While the financing markets appear to be healing, it is clear that loans to the property sector are far more difficult to secure than in the past, and this has served to further restrain speculative supply. This potentially dwindling supply condition will ultimately lead to further pricing pressure in some markets, especially Hong Kong and even London.

Global liquidity has been on the rise, and the demand for property has also increased. Consequently, when a fully leased, well-located building is put on the market, demand is very strong and pricing generally has exceeded expectations. The "bottom-feeders" are becoming increasingly frustrated with the lack of product and most buyers have reduced their acquisition hurdle returns in order to complete transactions.

MARKET REVIEW

ASIA

JAPAN. Most Japanese stocks sold off through the end of November and rallied in December, most likely in reaction to the elections and the hope that the new government would increase economic stimulus. Tokyo vacancy rates appear to have stabilized and the residential market is showing signs of bottoming. The missing ingredient is consumer confidence which declined late in the year after rising earlier. While the real estate market is relatively dormant, several major transactions occurred during the period that supported current valuations. High quality property yields in this market are 3-4.5%, which compares favorably with the current Japanese 10-year bond yield of 1.3%.

CHINA. The increase in the reserve ratio requirement of 50 bps to 16% was well-advertised as to the eventuality, but not timing. Chinese home buyers had already anticipated government efforts to avoid a potential housing bubble and increased purchasing activity during the period- in effect, "borrowing" sales from future periods. Consequently, the price rise experienced in 2009 may have been exaggerated by the efforts of buyers to complete a transaction before more onerous anti-housing measures are enacted. The latest measures are really focused on speculators and nothing has been done to discourage first time buyers. It would also appear that the government is trying to avoid a "bubble" without raising interest rates significantly to stem demand and risk a slowdown in the manufacturing sector. Retail sales have been recovering solidly and we have retained our emphasis in this market on retail over residential. However, the best residential companies are trading at 30-35% below our valuations, after having discounted the effects of the current and anticipated measures by the government to slow demand, and now represent good value.

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

HONG KONG. The prime beneficiary of the recovery in China, Hong Kong has performed strongly throughout the past 12 months, especially during the second half of 2009. Unemployment, which started to decline mid-year, fell to 4.9% in December. The recovering economy resulted in an increase in tenant demand which was stimulated by the 42% decline in spot rents from the peak, making Hong Kong much more affordable. However, as employment has increased throughout the city and supply of office space has dwindled, rents are beginning to rise rapidly. Most of the excess supply in less desirable areas is being absorbed, with higher quality office locations more recently experiencing rising tenant demand - and rental rates. Office yields are now approaching 3% reflecting higher demand and the recognition that rents should continue to rise sharply off their lows as vacancy trends downward from its current 4.8% level.

The HK residential story has attracted global attention with the most recent purchase of an apartment by a Mainland Chinese buyer for USD $9,200 psf. In general, residential prices rose nearly 30% in 2009, and are above the peak levels of 2008. Demand is strong, supply is relatively tight and financing is readily available - perfect conditions for a "bubble". We are keeping a close watch on this market.

SINGAPORE. This residential market in Singapore has recovered for some of the same reasons as in Hong Kong - increased demand, a shortage of supply, and low cost financing. However, the primary sources are somewhat different. Increased immigration encouraged by the government, the impending completion of the casino projects, and a recovering economy have all led to an increase in home prices that has been much faster than anticipated. Demand for residential units has been strong across all price points, especially for first time buyers and lower income families. The government has responded by increasing land sales, but this new inventory will take some time to hit the market (2-3 years). The office market is a much different story, suffering from excess supply during a period of falling demand. The faster than expected recovery in the overall economy has stimulated tenant demand. As a result, the Singapore office market is showing signs of bottoming well-above levels that were expected, which has resulted in increased activity by tenants looking to lock in low cost rents before they reach previous peaks. At present, the average office rental rate is roughly 40-50% below the peak, but rising quickly.

AUSTRALIA. This market avoided the worst of the downturn, and by year-end the evidence that a recovery was in the making became far clearer. Retail sales rose well ahead of expectations in November and are expected to continue this pace through year-end. Unemployment fell to 5.5% in December when it had been expected to RISE to 5.8%, and importantly, much of the improvement was in full-time employment. As a result, the RBA raised interest rates and warned of future increases if the strength of recovery were to result in increased inflation. The residential market has been strong, but only toward the end of the year was there any evidence of a recovery in the office and retail sectors. Net absorption in the major markets of Sydney and Melbourne is expected to be positive during the final quarter of the year as companies begin to hire again. Rental rate declines appear to be abating in most markets and for the first time since 2007, building values appear to be stable or even rising in the major cities. While national vacancy rates ticked up slightly during the quarter to 7.9%, tenant demand is increasing and vacancies are actually starting to decline in Sydney, Perth and Melbourne. Australia's economy has become increasingly dependent on China's pace of growth, and the pace of recovery will essentially be determined by economic trends in China.

MARKET REVIEW

EUROPE

UK. The London office market recovery has surprised even the most optimistic forecaster with the pace of growth and the absorption of significant additions to supply. Despite its weak financial system, highly leveraged consumers, potential for rising income taxes, and a failing government, rents are up sharply off their lows of mid 2009 (as much as 30%) and capital values are improving. Vacancy rates in the City that were thought to reach as high as 20% have declined from their recent 15% peak to 12.5% - and continue to fall as tenants move to secure attractive rents in the higher quality locations and buildings. The West End was also thought to have breached the 10% vacancy level and instead has fallen to 6.5%, after peaking at 8%. Rental rates have soared in this sub-

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

market, with recent transactions approaching L100 psf and concession packages (free rent, tenant improvements, etc.) have declined sharply for prime locations where vacant space has become scarce. The potential for space shortages may become a reality much sooner than expected.

FRANCE. Unlike the London market, Paris is still suffering from a lack of tenant demand and office vacancy rates that are still rising, albeit very slowly and only in the more marginal locations. This market will also suffer in 2010 from the downside of lease rate indexation that results from deflation. In 2009, landlords continued to benefit from inflationary increases in indexation, but these positive adjustments should turn negative this year. This will put further downward pressure on rental rates until economic growth and tenant demand result in rental increases.

However, investor demand has accelerated for leased buildings - office and retail - resulting in a surge of transactions during the fourth quarter. Capital values and yields for fully leased buildings reflect the decline in property values generally, but the pricing has been better than expected for prime locations. High quality buildings have traded at 6 - 6.5% yields and capital values of E12,000 psm, as compared to recent peak capital values of E16,000 with yields of 4.75%. Recent building sales have been generally below replacement cost but well above valuations suggested by share prices for the property companies. Investor demand remains strong in anticipation of rental rate increases during the latter part of this year. Several billion dollar plus transactions demonstrated that market liquidity is returning and the public companies have better access to low-cost acquisition capital than their private peers.

REST OF EUROPE. The much maligned Spanish market remains in the emergency room, but there are some positive signs. Consumer and corporate savings rates have surged and Spanish households are in better financial position than they were before the housing boom started in the late 1990's, based on a recent JPMorgan analysis.

However, the traditional government budget surplus enjoyed by Spain for many years has disintegrated into a significant deficit and the soaring rate of unemployment, at 25% in December, suggests that it will be awhile before this economy shows real improvement. Investor interest in this market is increasing and we are monitoring it for future investment opportunity.

INVESTMENT ACTIVITY

During much of 2009, companies with the weakest balance sheets tended to outperform as investors essentially gambled on the outcome - the "bankruptcy option trade." Now that the credit markets have begun to re-open, albeit gingerly, we believe the future outperformers will be the larger companies that have the access to capital markets to take advantage of market opportunities. For example, just after the close of the quarter, Capitaland, one of Asia's largest companies and a major position in our portfolios, announced the acquisition of a very high quality development portfolio in China owned by a shipping company. We expect more of these types of transactions to inure to the benefit of the public companies, which have greater access to capital and the expertise to more effectively maximize value in the current environment. As a result, we continue to emphasize well-capitalized companies that have dominant positions in their respective markets and have the ability (and management foresight) to take advantage of development and/or acquisition opportunities.

As the global recovery gains momentum, we expect greater divergence in performance not only by region and country but also by company. Stock selection will have an even greater impact on the portfolio than the regional allocation decision. We continue to be encouraged by the lack of new supply in most markets that can depress returns for many years to come.

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

We thank you for the trust you have placed in us.

Sincerely,


/s/ Richard J. Adler

Richard J. Adler
President

                          E.I.I REALTY SECURITIES TRUST

            E.I.I. INTERNATIONAL PROPERTY FUND - INSTITUTIONAL SHARES

                                DECEMBER 31, 2009

                                   (UNAUDITED)

        COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. INTERNATIONAL PROPERTY FUND, THE EPRA / NAREIT DEVELOPED EX US
    INDEX(1) AND THE 60/40 CUSTOM BENCHMARK(2) FROM INCEPTION (JULY 1, 2004)
                            THROUGH DECEMBER 31, 2009

                               (PERFORMANCE GRAPH)

             E.I.I. INTERNATIONAL       EPRA / NAREIT       60/40 CUSTOM
                 PROPERTY FUND      DEVELOPED EX US INDEX     BENCHMARK
             --------------------   ---------------------   ------------
 6/30/2004       1,000,000.00             1,000,000           1,000,000
12/31/2004          1,266,110             1,278,739           1,297,142
 6/30/2005          1,296,825             1,300,573           1,319,221
12/31/2005          1,536,532             1,512,132           1,490,775
 6/30/2006          1,804,377             1,714,754           1,740,934
12/31/2006          2,454,998             2,217,831           2,299,254
 6/30/2007          2,573,006             2,303,077           2,284,985
12/31/2007          2,280,249             2,198,307           2,060,165
 6/30/2008          1,818,358             1,785,814           1,733,105
12/31/2008          1,175,033             1,055,241           1,004,429
 6/30/2009          1,489,416             1,247,332           1,116,640
12/31/2009          1,779,033             1,525,410           1,434,992

Note: (1)  European Public Real Estate Association (EPRA) - EPRA / NAREIT
           Developed ex US Index in USD

      (2) EPRA Developed Europe Index 60% and EPRA Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund. The index is a passively managed portfolio that does not include account charges, fees and other expenses.

                 RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009

                                                  AVERAGE ANNUAL TOTAL RETURN
                                                  ---------------------------
                                           SIX      ONE     FIVE      SINCE
                                          MONTH     YEAR   YEARS   INCEPTION*
                                          -----    -----   -----   ----------
E.I.I. INTERNATIONAL PROPERTY FUND        19.45%   51.40%  7.04%     11.04%
60/40 Custom Benchmark (1)                28.51%   42.87%  2.04%      6.79%
EPRA / NAREIT Developed ex US Index (2)   22.29%   44.56%  3.59%      7.97%

*    Inception date was July 1, 2004.

(1) EPRA Developed Europe Index 60% and EPRA Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund.

(2) European Public Real Estate Association (EPRA) - EPRA / NAREIT Developed ex US Index in USD.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower than their original cost. For performance current to the most recent month-end, please call 1-888-323-8912. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund Shares. The benchmarks are unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                           E.I.I. GLOBAL PROPERTY FUND
                                DECEMBER 31, 2009
                                   (UNAUDITED)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended December 31, 2009, the E.I.I. Global Property Fund rose 28.72% on a per share basis compared to an increase of 30.58% for the EPRA/NAREIT Developed Index. For the calendar year 2009 the fund returned 43.42% verses 38.26% for the index. Assets in the fund totaled $169.0 million at the end of the period.

"The Great Recession" was a global phenomenon, and was countered by stimulative fiscal and monetary policies around the world. At year-end 2009, economic indicators throughout the world suggest that a recovery is in progress, but the pace of the recovery is highly variable from market to market. In some markets like China, Hong Kong and Singapore, a recovery is clearly underway, while in the US and Europe economic growth is just beginning. Australia seems to have been the only major market that "missed" the downturn, although the pace of economic growth has been anemic at best. Japan was certainly affected by the sharp decline in markets last year, but the overall impact is more difficult to discern as this economy has been in the doldrums for over a decade.

The strongest major world economy has been China, so much so that there is rising concern of a bubble in China that is concentrated in the property markets manifest by a 20% rise in Chinese housing prices. We consider the home price trend to be manageable because mortgage debt is low, bank lending is restrained (loan to deposit ratios in Chinese banks are among the lowest in the world), and the real economy is expanding. The Chinese government has reacted with measures such as increasing the availability of land and restraining bank lending. Residential markets in China will slow, so we have emphasized the retail sector in the fund's exposure.

Japan continues to suffer from its long-term problems of declining local demand, aging population, massive levels of government debt, and ineffective government. The new government (the DPJ) and its new finance minister are pushing the Bank of Japan to increase quantitative easing measures and encourage loan demand. A recovery in the global economy should lead to increased consumption and loan growth, which should ultimately reverse deflationary pressures. We believe that Japan may be finally moving in the right direction and the fund's exposure to this market has increased.

Australia's most recent economic statistics seem to confirm that this economy avoided the worst of the global downturn. As with other Anglo-Saxon markets, the Australian consumer is highly leveraged yet consumer spending during the period was surprisingly strong due to the improving labor market. The Reserve Bank of Australia is among the first to begin to raise rates to reduce the potential for inflation, Offsetting the potentially dampening impact of rising short-term rates on consumer demand is the corporate sector where balance sheets are in much better shape and global demand is recovering, particularly from China. Overall, this market is showing solid signs of recovery from its modest dip in economic growth.

The condition of the European economies is highly variable, ranging from near bankruptcy for Greece and the Baltic states, to stable, as in the case of Sweden and Norway. The UK market is one of the more perplexing, suffering from an over-leveraged consumer and banking system and weak government that is in a period of transition - while its housing market seems to be improving much faster than expected. Residential mortgage securities are in demand, unemployment is declining, and retail sales are stabilizing. The UK is clearly benefiting from the sharp decline in the British pound relative to most other currencies, which has attracted global shoppers. Vacancy rates in the oversupplied office markets have begun to fall and large tenants report difficulty in finding space - a complete turnaround from the situation only six months ago.

On the Continent, households in the developed European countries tend to have much less leverage than their peers in the UK, and even the Spaniards are reporting a sharp decline in consumer debt and an equally sharp increase in the savings rate. The ECB has become more malleable regarding interest rates, suggesting that the

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

Central Bank will wait to increase rates and reduce system liquidity only when economic indicators begin to signal that a recovery is underway. Inflation on the Continent has been lower than expected (wholesale prices in Germany rose 0.2% for the year in December), and this has further encouraged restraint by the ECB. The situation in Greece should also serve to mitigate the potential for higher interest rates.

Germany's consumers remain restrained despite improving economic conditions, and this is not helpful for the European economic recovery. Economic statistics in Germany and the rest of the region suggest that the recovery is occurring, as exemplified by the surprise decline in unemployment in December. In addition, German factory orders in November were far better than expected, rising 1.8% compared with an expected rate of -0.2%, and exports rose at twice the expected level.

PROPERTY SECTOR

Global Property Securities moved higher in 2H09 as the FTSE EPRA/NAREIT Developed Index returned 30.58%. On a regional basis returns were Asia up 14.99%, Europe 37.61% and North America 47.03%. For 2009, all three regions posted high returns with Asia up 43.4%, followed by Europe's 40.4% and North America's 32.2% (all returns in US$). With the exception of the US, Hong Kong and Singapore, the property sector generally under-performed the broader markets during the fourth quarter, after a very strong rally in the previous quarter.

Transaction data throughout has been supportive of a recovery in valuations. UK office valuations rose significantly in December - up a record 3% for the month according to IPD - and this was also supported by a continued rise in home prices in this market. Singapore was by far the strongest property market during the quarter, with property share prices rising nearly 11%, as demand for all types of property accelerated and supplies, especially in the residential sector, dwindled.

While the financing markets appear to be healing, it is clear that loans to the property sector are far more difficult to secure than in the past, and this has served to further restrain speculative supply. This potentially dwindling supply condition will ultimately lead to further pricing pressure in some markets, especially Hong Kong and even London.

Global liquidity has been on the rise, and the demand for property has also increased. Consequently, when a fully leased, well-located building is put on the market, demand is very strong and pricing generally has exceeded expectations. The "bottom-feeders" are becoming increasingly frustrated with the lack of product and most buyers have reduced their acquisition hurdle returns in order to complete transactions.

MARKET REVIEW

ASIA

JAPAN. Most Japanese stocks sold off through the end of November and rallied in December, most likely in reaction to the elections and the hope that the new government would increase economic stimulus. Tokyo vacancy rates appear to have stabilized and the residential market is showing signs of bottoming. The missing ingredient is consumer confidence which declined late in the year after rising earlier. While the real estate market is relatively dormant, several major transactions occurred during the period that supported current valuations. High quality property yields in this market are 3-4.5%, which compares favorably with the current Japanese 10-year bond yield of 1.3%.

CHINA. The increase in the reserve ratio requirement of 50 bps to 16% was well-advertised as to the eventuality, but not timing. Chinese home buyers had already anticipated government efforts to avoid a potential housing bubble and increased purchasing activity during the period- in effect, "borrowing" sales from future periods.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

Consequently, the price rise experienced in 2009 may have been exaggerated by the efforts of buyers to complete a transaction before more onerous anti-housing measures are enacted. The latest measures are really focused on speculators and nothing has been done to discourage first time buyers. It would also appear that the government is trying to avoid a "bubble" without raising interest rates significantly to stem demand and risk a slowdown in the manufacturing sector. Retail sales have been recovering solidly and we have retained our emphasis in this market on retail over residential. However, the best residential companies are trading at 30-35% below our valuations, after having discounted the effects of the current and anticipated measures by the government to slow demand, and now represent good value.

HONG KONG. The prime beneficiary of the recovery in China, Hong Kong has performed strongly throughout the past 12 months, especially during the second half of 2009. Unemployment, which started to decline mid-year, fell to 4.9% in December. The recovering economy resulted in an increase in tenant demand which was stimulated by the 42% decline in spot rents from the peak, making Hong Kong much more affordable. However, as employment has increased throughout the city and supply of office space has dwindled, rents are beginning to rise rapidly. Most of the excess supply in less desirable areas is being absorbed, with higher quality office locations more recently experiencing rising tenant demand - and rental rates. Office yields are now approaching 3% reflecting higher demand and the recognition that rents should continue to rise sharply off their lows as vacancy trends downward from its current 4.8% level.

The HK residential story has attracted global attention with the most recent purchase of an apartment by a Mainland Chinese buyer for USD $9,200 psf. In general, residential prices rose nearly 30% in 2009, and are above the peak levels of 2008. Demand is strong, supply is relatively tight and financing is readily available - perfect conditions for a "bubble". We are keeping a close watch on this market.

SINGAPORE. This residential market in Singapore has recovered for some of the same reasons as in Hong Kong - increased demand, a shortage of supply, and low cost financing. However, the primary sources are somewhat different. Increased immigration encouraged by the government, the impending completion of the casino projects, and a recovering economy have all led to an increase in home prices that has been much faster than anticipated. Demand for residential units has been strong across all price points, especially for first time buyers and lower income families. The government has responded by increasing land sales, but this new inventory will take some time to hit the market (2-3 years). The office market is a much different story, suffering from excess supply during a period of falling demand. The faster than expected recovery in the overall economy has stimulated tenant demand. As a result, the Singapore office market is showing signs of bottoming well-above levels that were expected, which has resulted in increased activity by tenants looking to lock in low cost rents before they reach previous peaks. At present, the average office rental rate is roughly 40-50% below the peak, but rising quickly.

AUSTRALIA. This market avoided the worst of the downturn, and by year-end the evidence that a recovery was in the making became far clearer. Retail sales rose well ahead of expectations in November and are expected to continue this pace through year-end. Unemployment fell to 5.5% in December when it had been expected to RISE to 5.8%, and importantly, much of the improvement was in full-time employment. As a result, the RBA raised interest rates and warned of future increases if the strength of recovery were to result in increased inflation. The residential market has been strong, but only toward the end of the year was there any evidence of a recovery in the office and retail sectors. Net absorption in the major markets of Sydney and Melbourne is expected to be positive during the final quarter of the year as companies begin to hire again. Rental rate declines appear to be abating in most markets and for the first time since 2007, building values appear to be stable or even rising in the major cities. While national vacancy rates ticked up slightly during the quarter to 7.9%, tenant demand is increasing and vacancies are actually starting to decline in Sydney, Perth and Melbourne. Australia's economy has become increasingly dependent on China's pace of growth, and the pace of recovery will essentially be determined by economic trends in China.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

MARKET REVIEW

EUROPE

UK. The London office market recovery has surprised even the most optimistic forecaster with the pace of growth and the absorption of significant additions to supply. Despite its weak financial system, highly leveraged consumers, potential for rising income taxes, and a failing government, rents are up sharply off their lows of mid 2009 (as much as 30%) and capital values are improving. Vacancy rates in the City that were thought to reach as high as 20% have declined from their recent 15% peak to 12.5% - and continue to fall as tenants move to secure attractive rents in the higher quality locations and buildings. The West End was also thought to have breached the 10% vacancy level and instead has fallen to 6.5%, after peaking at 8%. Rental rates have soared in this sub-market, with recent transactions approaching L100 psf and concession packages (free rent, tenant improvements, etc.) have declined sharply for prime locations where vacant space has become scarce. The potential for space shortages may become a reality much sooner than expected.

FRANCE. Unlike the London market, Paris is still suffering from a lack of tenant demand and office vacancy rates that are still rising, albeit very slowly and only in the more marginal locations. This market will also suffer in 2010 from the downside of lease rate indexation that results from deflation. In 2009, landlords continued to benefit from inflationary increases in indexation, but these positive adjustments should turn negative this year. This will put further downward pressure on rental rates until economic growth and tenant demand result in rental increases.

However, investor demand has accelerated for leased buildings - office and retail - resulting in a surge of transactions during the fourth quarter. Capital values and yields for fully leased buildings reflect the decline in property values generally, but the pricing has been better than expected for prime locations. High quality buildings have traded at 6 - 6.5% yields and capital values of E12,000 psm, as compared to recent peak capital values of E16,000 with yields of 4.75%. Recent building sales have been generally below replacement cost but well above valuations suggested by share prices for the property companies. Investor demand remains strong in anticipation of rental rate increases during the latter part of this year. Several billion dollar plus transactions demonstrated that market liquidity is returning and the public companies have better access to low-cost acquisition capital than their private peers.

REST OF EUROPE. The much maligned Spanish market remains in the emergency room, but there are some positive signs. Consumer and corporate savings rates have surged and Spanish households are in better financial position than they were before the housing boom started in the late 1990's, based on a recent JPMorgan analysis.

However, the traditional government budget surplus enjoyed by Spain for many years has disintegrated into a significant deficit and the soaring rate of unemployment, at 25% in December, suggests that it will be awhile before this economy shows real improvement. Investor interest in this market is increasing and we are monitoring it for future investment opportunity.

MARKET REVIEW

US

US REIT shares produced strong returns in the period, marking a tumultuous end to 2009. The FTSE NAREIT Equity Index climbed 36.87%. For the full year 2009, the Index returned 28.0%, slightly outpacing the S&P 500 (26.5%) and the Russell 2000 (27.2%). The big losers for 2009 were the "safest" investments, such as long-term treasuries (-12.9% for Barclays Capital Long Treasury Index) and money market funds (a paltry 0.2%).

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

In the period it was not just financial but operating risk that was the primary differentiator of performance of the various property sectors. The best performing REIT sectors were lodging and regional malls. Hotels and malls have high absolute and relative financial leverage and operating models that are highly reliant upon economic growth and spending. While both sectors suffered substantially through the recessionary quarters of 2008 and 1H09, the stock market was clearly early in flagging these sectors as beneficiaries as the economic environment improved and capital markets loosened up. In contrast, the worst performing sectors were shopping centers and self-storage, two sectors typically viewed as more defensive in nature with cycle tested resiliency during times of economic weakness.

Starting in March REITs began massive deleveraging raising over $20 billion in equity offereings, followed by unsecured debt offerings of over $8 billion and secured borrowings even including the first CMBS offering under the government's TALF program. The volume of secondary equity offering activity tapered off modestly in the fourth quarter. Though most issues were secondary offerings, there were notable IPOs including Hyatt Hotels raised $1.0 billion and Pebblebrook Hotel Trust the first "blind pool" equity REIT to successfully launch thus far in this cycle.

While the REIT sector returned more than 45% in the 2H09, the industry is still down almost 50% from its March 2007 peak. The strong performance of REITs over the past several quarters reflects the material improvement in balance sheets, credit markets and the economy that has transpired since the gloomy days of last winter. REITs as an asset class tend to be "lagging cyclicals," in that given the structure of leases, it takes several quarters, or even years, for cash flows to fully reflect market conditions. Although fundamentals in most markets are at or close to a bottom, this will not be fully reflected in REIT cash flows and earnings until late-2010 and beyond.

We believe REITs have completed the bulk of their deleveraging for this cycle and will place more of an emphasis on the term structure of liabilities as opposed to absolute debt levels. With this in mind, we expect a shift in focus from the balance sheet to the income statement and anticipate that cash flow growth -- and thus dividend growth -- will once again become an important variable in the evaluation of REITs.

Additionally, following a two and a half year hiatus from the acquisition hunt, external growth for REITs will once again become a meaningful component of their overall growth story. Part of our reasoning relates back to the easy money period from 2006-08, which has led to an enormous amount of commercial real estate that is not re-financeable under current conditions. Thus existing owners may be forced to sell assets to cash buyers, such as REITs. We believe that entities with the greatest cost of capital advantages will excel in the recovery phase of the economic cycle. This advantage will favor the higher multiple and higher quality competitors from each sector.

US PROPERTY ANALYSIS

APARTMENTS. The apartment REITs have responded to a challenging employment environment by meeting the market on rents and maximizing occupancy levels. Although average rental rates for apartment REIT portfolios are likely to continue to decline, occupancy levels should remain high. While new construction is down, historically high national vacancy levels are a headwind. According to REIS, Inc, the national apartment vacancy rate was above 8% at year end -- the highest level since REIS has been keeping track in 1980. Rental rates to decline sequentially through 3Q11 as the negative mark to market plays out, before increasing through 2014.

From a market perspective, we continue to feel better about metro NY and Washington DC (in the district) in 2010, given there were less than expected job reductions in the financial industry and an increase in government employment. From a fundamental perspective, we are somewhat positive about apartment REITs given a better employment outlook, high occupancy levels, low supply coming on-line and positive demographics. That said, valuations appear to have discounted much of the recovery in a short period of time as we see NAV premiums across most of the apartment names.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

RETAIL. For the 2009 holiday selling season (Nov/Dec), retailers met to slightly beat rather subdued holiday sales expectations in the low single-digit range, which bodes well for an intermediate to longer term retail recovery. However, we anticipate that 2009's decline in retail sales (roughly -7%) will continue to place pressure on retail REIT occupancy and pricing flexibility in 2010. Bankruptcies should moderate vs. the Q408 to early-09 period, but retailer demand to open new stores is very subdued, and we expect retailers will continue to close lower productivity stores.

Mall portfolio tenant bases are well diversified and a lack of new supply has at least mitigated tenant weakness driven by the overall decline in retails sales. Leasing spreads for mall REITs have eroded with several companies reporting negative spreads in the high single-digit to low double-digit range. Within the shopping center sector, portfolio occupancy declined in the second half of 2009. This illustrates exposure to the junior box category and lower credit mom & pop retailers where bankruptcies have been relatively high.

OFFICE. According to Jones Lang LaSalle, the national vacancy rate for office property ended the year at roughly 18%, up 4% from 2008 levels. US REITs are faring better, having reported average vacancy of 9.8% at year-end 2009, up 3.0% year-over-year. Due to long-term leases, office same store NOI remained positive in 1H09, but turned to negative 0.6% in 3Q09. Given better than average assets and financial strength, US REITs should continue to outperform market averages. As vacancy declines in 2011, landlord inducements are expected to fall; then in 2012, base rents should begin to increase. It takes time for office markets to recover.

The two specialty office segments, data centers and lab space, are less impacted by the business cycle. We like that both property types essentially utilize triple net (NNN) leases that protect the owners from rising operating costs.

US office sales volume declined from $180b in 2008 to $41b in 2009, according to Eastdil Secured. Pricing is down 35-45% from the peak. Anecdotal evidence suggests that cap rates for central business district (CBD) assets are in the 6.0-7.5% range, while suburban cap rates are in the 8.0-10.0% range (IRR expectations range from 8% to 13%).

HEALTHCARE. Overall, healthcare operating performance has held up reasonably well in 2009 since the assets are relatively recession resistant. The private pay senior housing portfolios are an exception where we have seen steady occupancy erosion, although rental and interest coverage ratios have held up so far.

The senior housing operators have benefited from availability of agency financing, which has served to limit transaction activity. Healthcare REITs overall are well capitalized with capacity to fund accretive investments. With an outlook for potential external investment and relatively resilient portfolio performance, we expect healthcare REITs' earnings to hold up well and lead a REIT earnings recovery in 2010.

INDUSTRIAL. Industrial REIT fundamentals underperformed in 2009 due to a sharp contraction in demand and an over-supply condition. Development was a problem for this sector in 2009, as an aggressive 2008 pipeline made its way into the market. According to Property and Portfolio Research, the national vacancy rate for industrial property ended the year at roughly 13%, up 4.5% from 2008 levels. US REITs are faring better, having reported an average vacancy rate of 10.0% at year-end up 3.0% year-over-year. Occupancy appears to be stabilizing at 90%. However, leasing spreads are down 10-15% so that same store NOI declined almost 5%. Cap rates for 1st tier markets are in the 7.5% to 8.5% area. REITs trade at an average implied cap rate of 7.9%, a 10% premium to private market values. Liquidity issues forced a rash of selling activity in early 2009, but have since subsided.

LODGING. Improving economic conditions and easing comparisons are starting to suggest the lodging REIT sector is closer to exiting the mine field it was forced to navigate during the past 15 past months. Fundamentals generally remain negative, but inflection points are likely on the 2010 horizon. 3Q top-line growth was weak, down roughly -17% according to Smith Travel Research (STR), but the results were better than initially expected,

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2009
                                   (UNAUDITED)

and 4Q RevPAR likely declined an improved -11%. An increase in airline load factors and other data suggest that support from business and group travel, which are key demand drivers, is potentially underway.

It appears that the worst is behind for the sector. RevPAR increased for the first time in a year for the week ending 1/2/10. Most industry pundits believe that RevPAR growth will turn positive in 4Q10. Note RevPAR has achieved positive growth every year that GDP has grown by at least 3.0%, and GDP is anticipated to rise by roughly 3.0% for 2010.

INVESTMENT ACTIVITY

During much of 2009, companies with the weakest balance sheets tended to outperform as investors essentially gambled on the outcome - the "bankruptcy option trade." Now that the credit markets have begun to re-open, albeit gingerly, we believe the future outperformers will be the larger companies that have the access to capital markets to take advantage of market opportunities. For example, just after the close of the quarter, Capitaland, one of Asia's largest companies and a major position in our portfolios, announced the acquisition of a very high quality development portfolio in China owned by a shipping company. We expect more of these types of transactions to inure to the benefit of the public companies, which have greater access to capital and the expertise to more effectively maximize value in the current environment. As a result, we continue to emphasize well-capitalized companies that have dominant positions in their respective markets and have the ability (and management foresight) to take advantage of development and/or acquisition opportunities. These characteristics include cash flow growth, low cost of capital, rising dividends and external growth potential.

As the global recovery gains momentum, we expect greater divergence in performance not only by region and country but also by company. Stock selection will have an even greater impact on the portfolio than the regional allocation decision. We continue to be encouraged by the lack of new supply in most markets that can depress returns for many years to come.

From a regional allocation perspective, our current exposure is approximately 38% Asia, 36% North America, 20% Europe and 6% cash. We expect our exposures to remain roughly the same with the majority of our trading activity focused on company and country shifts within each of the three regions.

We thank you for the trust you have placed in us.

Sincerely,


/s/ Richard J. Adler

Richard J. Adler
President

                          E.I.I REALTY SECURITIES TRUST

               E.I.I. GLOBAL PROPERTY FUND - INSTITUTIONAL SHARES

                                DECEMBER 31, 2009

                                   (UNAUDITED)

     COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I.
      GLOBAL PROPERTY FUND AND THE FTSE EPRA / NAREIT DEVELOPED INDEX FROM
             INCEPTION (FEBRUARY 1, 2007) THROUGH DECEMBER 31, 2009

                               (PERFORMANCE GRAPH)

             E.I.I. GLOBAL   FTSE EPRA / NAREIT
             PROPERTY FUND     DEVELOPED INDEX
             -------------   ------------------
  2/1/2007     1,000,000          1,000,000
 5/31/2007     1,033,500          1,017,862
 8/31/2007       923,500            922,757
11/30/2007       892,500            925,754
 2/29/2008       818,529            825,056
 5/31/2008       818,024            858,508
 8/31/2008       685,139            747,768
11/30/2008       416,844            418,425
 2/28/2009       347,222            333,891
 5/31/2009       516,964            485,808
 8/31/2009       602,093            575,316
11/30/2009       647,495            612,251
12/31/2009       667,406            634,371

Note: (1)  European Public Real Estate Association (EPRA) - FTSE EPRA / NAREIT
           Developed Index in USD

                 RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009

                                                   AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                 ------------------
                                          SIX     ONE      SINCE
                                         MONTH    YEAR   INCEPTION*
                                         -----   -----   ----------
E.I.I. GLOBAL PROPERTY FUND              28.72%  43.42%    -12.95%
FTSE EPRA / NAREIT Developed Index (1)   30.58%  38.26%    -14.45%

*    Inception date was February 1, 2007.

(1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Developed Index in USD.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower than their original cost. For performance current to the most recent month-end, please call 1-888-323-8912. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund Shares. The benchmarks are unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                             AS OF DECEMBER 31, 2009
                                   (UNAUDITED)

E.I.I. REALTY SECURITIES FUND
SECTORS(1)

Office Property ...............................    15.39%
Apartments ....................................    13.82%
Healthcare ....................................    13.67%
Shopping Centers ..............................    10.95%
Regional Malls ................................    10.83%
Diversified ...................................    10.24%
Hotels & Lodging ..............................     7.00%
Self Storage ..................................     6.59%
Industrials ...................................     4.30%
Specialty .....................................     3.19%
Short Term Investment .........................     1.73%
                                                  ------
Subtotal ......................................    97.71%
Other Assets In Excess Of Liabilities .........     2.29%
                                                  ------
Total .........................................   100.00%
                                                  ======

E.I.I. INTERNATIONAL PROPERTY FUND
COUNTRIES (1)

Hong Kong .....................................    25.50%
Japan .........................................    15.06%
Singapore .....................................    14.72%
France ........................................    12.90%
United Kingdom ................................     9.10%
United States .................................     4.09%
Australia .....................................     3.72%
Spain .........................................     3.45%
China .........................................     2.15%
Italy .........................................     1.99%
Thailand ......................................     1.80%
Malaysia ......................................     1.55%
Netherlands ...................................     1.40%
Germany .......................................     1.20%
Philippines ...................................     0.36%
                                                  ------
Subtotal ......................................    98.99%
Other Assets in Excess of Liabilities .........     1.01%
                                                  ------
Total .........................................   100.00%
                                                  ======

E.I.I. GLOBAL PROPERTY FUND
COUNTRIES (1)

United States .................................    41.99%
Hong Kong .....................................    15.39%
Singapore .....................................     9.43%
France ........................................     9.16%
Japan .........................................     8.75%
United Kingdom ................................     5.84%
Australia .....................................     1.96%
Spain .........................................     1.83%
Thailand ......................................     1.45%
Italy .........................................     1.23%
Netherlands ...................................     0.94%
China .........................................     0.89%
Germany .......................................     0.67%
                                                  ------
Subtotal ......................................    99.53%
Other Assets In Excess Of Liabilities .........     0.47%
                                                  ------
Total .........................................   100.00%
                                                  ======

(1) As a percentage of net assets as of December 31, 2009. Holdings are subject to change.

                  E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE
                                   (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled "Actual Fund Return," provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled "Expenses Paid During Period" to estimate the expenses incurred on your account during this period.

The line entitled "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES

                                           FOR THE PERIOD JULY 1, 2009 TO DECEMBER 31, 2009
EXPENSE TABLE                           ------------------------------------------------------
                                          BEGINNING         ENDING       EXPENSES
                                           ACCOUNT         ACCOUNT         PAID     ANNUALIZED
                                            VALUE           VALUE         DURING     EXPENSE
                                           7/1/2009       12/31/2009     PERIOD*      RATIO
                                        -------------   -------------   ---------   ----------
E.I.I. REALITY SECURITIES FUND
Actual Fund Return ..................   $1,000,000.00   $1,432,300.00   $4,904.58      0.80%
Hypothetical 5% Return ..............   $1,000,000.00   $1,021,172.60   $4,075.57      0.80%
E.I.I. INTERNATIONAL PROPERTY FUND
Actual Fund Return ..................   $1,000,000.00   $1,194,500.00   $5,531.34      1.00%
Hypothetical 5% Return ..............   $1,000,000.00   $1,020,164.38   $5,091.92      1.00%
E.I.I. GLOBAL PROPERTY FUND
Actual Fund Return ..................   $1,000,000.00   $1,287,200.00   $5,765.00      1.00%
Hypothetical 5% Return ..............   $1,000,000.00   $1,020,164.38   $5,091.92      1.00%

* Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 365 days.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
REAL ESTATE INVESTMENT TRUSTS ("REITS") - 95.98%
APARTMENTS - 13.82%
American Campus Communities, Inc.                          17,000   $    477,700
AvalonBay Communities, Inc.                                 4,000        328,440
BRE Properties, Inc., Class A                               9,700        320,876
Education Realty Trust, Inc.                               37,600        181,984
Equity Residential                                         16,600        560,748
Essex Property Trust, Inc.                                  4,500        376,425
                                                                    ------------
Total Apartments (Cost $1,799,132)                                     2,246,173
                                                                    ------------
DIVERSIFIED - 10.24%
Liberty Property Trust                                     14,200        454,542
Vornado Realty Trust                                       17,288      1,209,123
                                                                    ------------
Total Diversified (Cost $1,153,086)                                    1,663,665
                                                                    ------------
HEALTHCARE - 13.67%
HCP, Inc.                                                  26,000        794,040
Nationwide Health Properties, Inc.                         18,550        652,589
Ventas, Inc.                                               17,700        774,198
                                                                    ------------
Total Healthcare (Cost $1,715,889)                                     2,220,827
                                                                    ------------
HOTELS & LODGING - 7.00%
Hospitality Properties Trust                               19,900        471,829
Host Hotels & Resorts, Inc.                                56,992        665,097
                                                                    ------------
Total Hotels & Lodging (Cost $1,001,043)                               1,136,926
                                                                    ------------
INDUSTRIALS - 4.30%
AMB Property Corp.                                         17,900        457,345
EastGroup Properties, Inc.                                  6,300        241,164
                                                                    ------------
Total Industrials (Cost $614,195)                                        698,509
                                                                    ------------
OFFICE PROPERTY - 15.39%
BioMed Realty Trust, Inc.                                   8,200        129,396
Boston Properties, Inc.                                    14,800        992,636
Brandywine Realty Trust                                    18,800        214,320
Douglas Emmett, Inc.                                       29,100        414,675
Highwoods Properties, Inc.                                 10,700        356,845
Kilroy Realty Corp.                                        12,800        392,576
                                                                    ------------
Total Office Property (Cost $1,949,141)                                2,500,448
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
REITS (CONTINUED)
REGIONAL MALLS - 10.83%
Simon Property Group, Inc.                                 18,631   $  1,486,754
Taubman Centers, Inc.                                       7,600        272,916
                                                                    ------------
Total Regional Malls (Cost $765,377)                                   1,759,670
                                                                    ------------
SELF STORAGE - 6.59%
Public Storage, Inc.                                       13,153      1,071,312
                                                                    ------------
Total Self Storage (Cost $543,981)                                     1,071,312
                                                                    ------------
SHOPPING CENTERS - 10.95%
Federal Realty Investment Trust                             9,500        643,340
Kimco Realty Corp.                                         27,700        374,781
Ramco-Gershenson Properties Trust                          21,600        206,064
Tanger Factory Outlet Centers, Inc.                         7,200        280,728
Weingarten Realty Investors                                13,900        275,080
                                                                    ------------
Total Shopping Centers (Cost $1,530,075)                               1,779,993
                                                                    ------------
SPECIALTY - 3.19%
Digital Realty Trust, Inc.                                 10,300        517,884
                                                                    ------------
Total Specialty (Cost $469,672)                                          517,884
                                                                    ------------
TOTAL UNITED STATES REITS (Cost $11,541,591)                          15,595,407
                                                                    ------------
SHORT TERM INVESTMENT(UNITED STATES) - 1.73%
BlackRock Liquidity Funds Treasury Trust Fund             280,997        280,997
                                                                    ------------
TOTAL SHORT TERM INVESTMENT (Cost $280,997)                              280,997
                                                                    ------------
TOTAL INVESTMENTS - 97.71% (Cost $11,822,588)                         15,876,404
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.29%                            371,449
                                                                    ------------
NET ASSETS - 100.00%                                                $ 16,247,853
                                                                    ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS - 94.90%
AUSTRALIA - 3.72%
GPT Group                                              17,151,400   $  9,332,224
Stockland                                               2,949,940     10,479,498
                                                                    ------------
Total Austrailia (Cost $20,399,212)                                   19,811,722
                                                                    ------------
CHINA - 2.15%
Guangzhou R&F Properties Co., Ltd.                      6,500,000     11,484,321
                                                                    ------------
Total China (Cost $14,824,033)                                        11,484,321
                                                                    ------------
FRANCE - 12.90%
ICADE                                                     125,222     11,992,379
Klepierre                                                 408,756     16,649,569
Unibail-Rodamco SE                                        182,217     40,182,431
                                                                    ------------
Total France (Cost $68,866,158)                                       68,824,379
                                                                    ------------
GERMANY - 1.20%
DIC Asset AG                                              549,064      6,420,281
                                                                    ------------
Total Germany (Cost $17,172,730)                                       6,420,281
                                                                    ------------
HONG KONG - 25.50%
China Overseas Land & Investment, Ltd.                  9,724,256     20,567,033
Hang Lung Properties, Ltd.                              7,006,300     27,649,136
Hysan Development Co., Ltd.                             8,933,649     25,404,396
Kerry Properties, Ltd.                                  5,186,925     26,422,777
Lifestyle International Holdings, Ltd.                 12,417,700     23,220,981
Shangri-La Asia, Ltd.                                   6,761,685     12,731,489
                                                                    ------------
Total Hong Kong (Cost $113,921,917)                                  135,995,812
                                                                    ------------
ITALY - 1.99%
Immobiliare Grande Distribuzione                        4,744,862     10,613,122
                                                                    ------------
Total Italy (Cost $16,352,749)                                        10,613,122
                                                                    ------------
JAPAN - 15.06%
AEON Mall Co., Ltd.                                     1,045,540     20,148,222
Daiwa House Industry Co., Ltd.                          1,574,000     16,806,015
Mitsubishi Estate Co., Ltd.                               977,000     15,511,102
Mitsui Fudosan Co., Ltd.                                1,420,800     23,777,930

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Tokyu Land Corp.                                        1,105,000   $  4,059,402
                                                                    ------------
Total Japan (Cost $110,228,744)                                       80,302,671
                                                                    ------------
MALAYSIA - 1.55%
SP Setia Berhad                                         7,235,000      8,283,061
                                                                    ------------
Total Malaysia (Cost $12,010,299)                                      8,283,061
                                                                    ------------
NETHERLANDS - 1.40%
Corio NV                                                  108,800      7,444,399
                                                                    ------------
Total Netherlands (Cost $5,020,297)                                    7,444,399
                                                                    ------------
PHILIPPINES - 0.36%
Megaworld Corp.                                        60,199,000      1,927,201
                                                                    ------------
Total Philippines (Cost $2,809,924)                                    1,927,201
                                                                    ------------
SINGAPORE - 14.72%
Capitaland, Ltd.                                        6,369,600     19,055,038
City Developments, Ltd.                                 2,475,100     20,379,754
Hongkong Land Holdings, Ltd.                            4,985,000     24,675,750
Wing Tai Holdings, Ltd.                                11,024,960     14,370,652
                                                                    ------------
Total Singapore (Cost $80,329,039)                                    78,481,194
                                                                    ------------
SPAIN - 3.45%
Sol Melia, SA                                           2,172,154     18,387,220
                                                                    ------------
Total Spain (Cost $33,648,565)                                        18,387,220
                                                                    ------------
THAILAND - 1.80%
Central Pattana Public Co., Ltd.                        3,764,464      2,292,100
Central Pattana Public Co., Ltd. NVDR                  12,025,336      7,321,965
                                                                    ------------
Total Thailand (Cost $10,721,131)                                      9,614,065
                                                                    ------------
UNITED KINGDOM - 9.10%
British Land Co. plc                                      807,906      6,262,333
Derwent London plc                                        904,460     19,279,571
Great Portland Estates plc                              2,392,761     11,093,449
Land Securities Group plc                                 917,600     10,150,281

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Shaftesbury plc                                           276,703   $  1,758,746
                                                                    ------------
Total United Kingdom (Cost $54,756,167)                               48,544,380
                                                                    ------------
TOTAL COMMON STOCKS (Cost $561,060,965)                              506,133,828
                                                                    ------------
SHORT TERM INVESTMENT (UNITED STATES)- 4.09%
BlackRock Liquidity Funds Treasury Trust Fund          21,827,088     21,827,088
                                                                    ------------
TOTAL SHORT TERM INVESTMENT (Cost $21,827,088)                        21,827,088
                                                                    ------------
TOTAL INVESTMENTS - 98.99% (Cost $582,888,053)                       527,960,916
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.01%                          5,392,019
                                                                    ------------
NET ASSETS - 100.00%                                                $533,352,935
                                                                    ============

NVDR Non-Voting Depositary Receipt

                                                          % OF
SECTOR DIVERSIFICATION                                 NET ASSETS       VALUE
----------------------                                 ----------   ------------
COMMON STOCKS:
Real Estate ........................................        77.74%  $414,608,369
Consumer Cyclical ..................................        17.16%    91,525,459
                                                           ------   ------------
Total Common Stocks ................................        94.90%   506,133,828
SHORT-TERM INVESTMENT ..............................         4.09%    21,827,088
                                                           ------   ------------
TOTAL INVESTMENTS ..................................        98.99%   527,960,916
OTHER ASSETS IN EXCESS OF LIABILITIES ..............         1.01%     5,392,019
                                                           ------   ------------
NET ASSETS .........................................       100.00%  $533,352,935
                                                           ======   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS - 57.54%
AUSTRALIA - 1.96%
Stockland                                                 931,960   $  3,310,736
                                                                    ------------
Total Austrailia (Cost $2,999,518)                                     3,310,736
                                                                    ------------
CHINA - 0.89%
Guangzhou R&F Properties Co., Ltd.                        850,000      1,501,796
                                                                    ------------
Total China (Cost $1,607,016)                                          1,501,796
                                                                    ------------
FRANCE - 9.16%
ICADE                                                      29,850      2,858,703
Klepierre                                                  92,217      3,756,210
Unibail-Rodamco                                            40,150      8,853,864
                                                                    ------------
Total France (Cost $14,594,720)                                       15,468,777
                                                                    ------------
GERMANY - 0.67%
DIC Asset AG                                               96,303      1,126,084
                                                                    ------------
Total Germany (Cost $3,209,390)                                        1,126,084
                                                                    ------------
HONG KONG - 15.39%
China Overseas Land & Investment, Ltd.                  2,080,168      4,399,605
Hang Lung Properties, Ltd.                              1,299,900      5,129,828
Hysan Development Co., Ltd.                             1,496,048      4,254,275
Kerry Properties, Ltd.                                    999,123      5,089,645
Lifestyle International Holdings, Ltd.                  2,291,400      4,284,896
Shangri-La Asia, Ltd.                                   1,512,400      2,847,678
                                                                    ------------
Total Hong Kong (Cost $23,858,988)                                    26,005,927
                                                                    ------------
ITALY - 1.23%
Immobiliare Grande Distribuzione                          928,200      2,076,161
                                                                    ------------
Total Italy (Cost $3,551,954)                                          2,076,161
                                                                    ------------
JAPAN - 8.75%
AEON Mall Co., Ltd.                                       197,600      3,807,878
Daiwa House Industry Co., Ltd.                            340,000      3,630,270
Mitsubishi Estate Co., Ltd.                               193,500      3,072,055
Mitsui Fudosan Co., Ltd.                                  255,000      4,267,576
                                                                    ------------
Total Japan (Cost $19,243,971)                                        14,777,779
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2009
                                   (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS (CONTINUED)
NETHERLANDS - 0.94%
Corio NV                                                   23,315   $  1,595,277
                                                                    ------------
Total Netherlands (Cost $638,269)                                      1,595,277
                                                                    ------------
SINGAPORE - 9.43%
Capitaland, Ltd.                                        1,531,050      4,580,227
City Developments, Ltd.                                   518,300      4,267,636
Hongkong Land Holdings, Ltd.                              970,000      4,801,500
Wing Tai Holdings, Ltd. *                               1,750,000      2,281,064
                                                                    ------------
Total Singapore (Cost $15,145,099)                                    15,930,427
                                                                    ------------
SPAIN - 1.83%
Sol Melia, SA                                             365,000      3,089,714
                                                                    ------------
Total Spain (Cost $4,620,649)                                          3,089,714
                                                                    ------------
THAILAND - 1.45%
Central Pattana Public Co., Ltd. NVDR                   4,022,100      2,448,969
                                                                    ------------
Total Thailand (Cost $2,997,272)                                       2,448,969
                                                                    ------------
UNITED KINGDOM - 5.84%
British Land Co. plc                                      153,333      1,188,532
Derwent London plc                                        200,000      4,263,222
Great Portland Estates plc                                378,909      1,756,719
Land Securities Group plc                                 160,000      1,769,883
Shaftesbury plc                                           140,000        889,851
                                                                    ------------
Total United Kingdom (Cost $8,906,281)                                 9,868,207
                                                                    ------------
TOTAL COMMON STOCKS (Cost $101,373,127)                               97,199,854
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS ("REITS") - 36.06%
UNITED STATES - 36.06%
AMB Property Corp.                                         55,300      1,412,915
American Campus Communities, Inc.                          91,000      2,557,100
Boston Properties, Inc.                                    77,600      5,204,632
Digital Realty Trust, Inc.                                 33,500      1,684,380
Douglas Emmett, Inc.                                      142,300      2,027,775
Essex Property Trust, Inc.                                 47,700      3,990,105
Federal Realty Investment Trust                            73,500      4,977,420

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. GLOBAL PROPERTY FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2009
                                  (UNAUDITED)

                                                         SHARES         VALUE
                                                       ----------   ------------
REITS (CONTINUED)
UNITED STATES (CONTINUED)
HCP, Inc.                                                 113,100   $  3,454,074
Highwoods Properties, Inc.                                 65,600      2,187,760
Host Hotels & Resorts, Inc.                               292,729      3,416,147
Kilroy Realty Corp.                                        63,100      1,935,277
Nationwide Health Properties, Inc.                         57,700      2,029,886
Public Storage, Inc.                                       61,800      5,033,610
Simon Property Group, Inc.                                102,457      8,176,069
Tanger Factory Outlet Centers, Inc.                        34,300      1,337,357
Taubman Centers, Inc.                                      54,000      1,939,140
Ventas, Inc.                                               87,600      3,831,624
Vornado Realty Trust                                       81,810      5,721,794
                                                                    ------------
Total United States (Cost $53,137,963)                                60,917,065
                                                                    ------------
TOTAL UNITED STATES REITS (Cost $53,137,963)                          60,917,065
                                                                    ------------
SHORT TERM INVESTMENT (UNITED STATES) - 5.93%
BlackRock Liquidity Funds Treasury Trust Fund          10,021,581     10,021,581
                                                                    ------------
TOTAL SHORT TERM INVESTMENT (Cost $10,021,581)                        10,021,581
                                                                    ------------
TOTAL INVESTMENTS - 99.53% (Cost $164,532,671)                       168,138,500
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.47%                            800,391
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $168,938,891
                                                                    ============

*    Denotes non-income producing security.

NVDR Non-Voting Depositary Receipt

                                                          % OF
SECTOR DIVERSIFICATION                                 NET ASSETS       VALUE
----------------------                                 ----------   ------------
COMMON STOCKS:
Real Estate ........................................        82.87%  $139,996,725
Consumer Cyclicals .................................        10.73%    18,120,194
                                                           ------   ------------
Total Common Stocks ................................        93.60%   158,116,919
SHORT TERM INVESTMENT ..............................         5.93%    10,021,581
                                                           ------   ------------
TOTAL INVESTMENTS ..................................        99.53%   168,138,500
OTHER ASSETS IN EXCESS OF LIABILITIES ..............         0.47%       800,391
                                                           ------   ------------
NET ASSETS .........................................       100.00%  $168,938,891
                                                           ======   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (unaudited)

                                                                            E.I.I. REALTY       E.I.I.
                                                                              SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                                 FUND       PROPERTY FUND   PROPERTY FUND
                                                                            -------------   -------------   -------------
ASSETS:
   Investments at value (Cost $11,822,588, $582,888,053 and $164,532,671)    $15,876,404    $ 527,960,916   $168,138,500
   Dividends receivable                                                           62,068          471,517        314,591
   Interest receivable                                                                11              744            223
   Receivable for investment securities sold                                     375,025               --      1,209,207
   Receivable for fund shares sold                                                    --        5,356,223        180,605
   Tax reclaim receivables                                                            --        1,041,837        109,346
   Receivable from Investment Advisor                                              1,942               --             --
   Prepaid Expenses                                                                1,493           54,886         18,351
                                                                             -----------    -------------   ------------
      Total Assets                                                            16,316,943      534,886,123    169,970,823
                                                                             -----------    -------------   ------------
LIABILITIES:
   Payable for investment securities purchased                                    40,333               --        801,748
   Payable for fund shares redeemed                                                   --        1,093,078         88,415
   Investment advisor fees payable                                                    --          287,249         86,631
   Administration fees payable                                                     2,034           68,027         21,180
   Transfer agent fees payable                                                     3,322            4,855          3,170
   Audit and tax fees payable                                                     18,741           33,111         21,609
   Legal fees payable                                                                353            9,646          2,681
   Fees payable to custodian                                                         774           14,356            224
   Trustee fees payable                                                              337           10,179          2,358
   Shareholders' reports payable                                                      --            3,739            750
   Accrued expenses and other payables                                             3,196            8,948          3,166
                                                                             -----------    -------------   ------------
      Total Liabilities                                                           69,090        1,533,188      1,031,932
                                                                             -----------    -------------   ------------
NET ASSETS                                                                   $16,247,853    $ 533,352,935   $168,938,891
                                                                             ===========    =============   ============
NET ASSETS CONSIST OF:
   Par value                                                                      51,058          339,532        132,472
   Paid-in capital                                                            19,895,701      833,580,645    224,539,578
   Accumulated undistributed/(overdistributed) net investment income                  62       (2,041,946)      (458,193)
   Accumulated net realized loss on investment transactions and
      foreign currency transactions                                           (7,752,784)    (243,579,265)   (58,880,141)
   Net unrealized depreciation on foreign currency transactions                       --          (18,894)          (654)
   Net unrealized appreciation (depreciation) on investment securities         4,053,816      (54,927,137)     3,605,829
                                                                             -----------    -------------   ------------
NET ASSETS                                                                   $16,247,853    $ 533,352,935   $168,938,891
                                                                             ===========    =============   ============
CAPITAL STOCK, (UNLIMITED AUTHORIZED SHARES AT $0.01 PAR VALUE)
   Institutional Class Shares Outstanding                                      5,105,776       33,953,215     13,247,241
                                                                             ===========    =============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
   Institutional Class Share                                                 $      3.18    $       15.71   $      12.75
                                                                             ===========    =============   ============

* The E.I.I. International Property Fund and E.I.I Global Property Fund have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2009
                                   (unaudited)

                                                                            E.I.I. REALTY       E.I.I.
                                                                              SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                                 FUND       PROPERTY FUND   PROPERTY FUND
                                                                            -------------   -------------   -------------
INVESTMENT INCOME:
   Dividends (less foreign taxes withheld $0, $267,641 and $188,162)         $   211,293    $  4,108,720     $ 1,565,578
                                                                             -----------    ------------     -----------
      Total Investment Income                                                    211,293       4,108,720       1,565,578
                                                                             -----------    ------------     -----------
EXPENSES:
   Investment advisory fees (see note C)                                          52,248       1,960,304         553,201
   Administration fees                                                            10,449         392,061         110,640
   Trustees fees and expenses                                                        648          22,653           5,747
   Transfer agent fees                                                            20,654          45,027          21,156
   Legal fees                                                                      2,023          76,195          21,880
   Audit and tax fees                                                             15,591          25,160          15,709
   Custodian fees                                                                  9,037         110,791          31,886
   Registration and filing fees                                                    5,164          16,452          12,354
   Shareholders' reports                                                           1,110          27,734           1,903
   Insurance expense                                                               1,517          52,121          11,896
   Miscellaneous expenses                                                          5,988           9,192           8,643
                                                                             -----------    ------------     -----------
      Total Expenses                                                             124,429       2,737,690         795,015
   Less: expenses waived / reimbursed by advisor                                 (68,698)       (123,951)        (57,414)
                                                                             -----------    ------------     -----------
      Net Expenses                                                                55,731       2,613,739         737,601
                                                                             -----------    ------------     -----------
   NET INVESTMENT INCOME                                                         155,562       1,494,981         827,977
                                                                             -----------    ------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions                               (1,826,231)    (37,802,393)     (6,006,484)
   Net realized gain (loss) on foreign currency transactions                          --          (8,244)          7,639
   Net change in unrealized appreciation on investment securities              6,998,872     125,061,349      38,286,080
   Net change in unrealized appreciation on foreign currency transactions             --          14,162           1,206
                                                                             -----------    ------------     -----------
                                                                               5,172,641      87,264,874      32,288,441
                                                                             -----------    ------------     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $ 5,328,203    $ 88,759,855     $33,116,418
                                                                             ===========    ============     ===========

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      E.I.I. REALTY SECURITIES FUND
                                                                                      -----------------------------
                                                                                        SIX MONTHS
                                                                                           ENDED
                                                                                       DECEMBER 31,
                                                                                           2009         YEAR ENDED
                                                                                        (UNAUDITED)   JUNE 30, 2009
                                                                                       ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                                            $   155,562    $    489,214
      Net realized loss on investments transactions                                     (1,826,231)     (4,544,581)
      Net change in unrealized appreciation (depreciation) on investment securities      6,998,872      (6,739,222)
                                                                                       -----------    ------------
         Net increase (decrease) in net assets from operations                           5,328,203     (10,794,589)
                                                                                       -----------    ------------
   DISTRIBUTIONS FROM:
      Net investment income                                                               (247,131)       (536,542)
      Net realized gain on investments                                                          --         (44,491)
                                                                                       -----------    ------------
         Total distributions                                                              (247,131)       (581,033)
                                                                                       -----------    ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL
   CLASS:
      Shares issued                                                                      3,470,861         263,386
      Shares reinvested                                                                    102,025         305,193
      Shares redeemed                                                                   (5,865,414)     (2,622,294)
                                                                                       -----------    ------------
         Net decrease from capital share transactions                                   (2,292,528)     (2,053,715)
                                                                                       -----------    ------------
   Total increase (decrease) in net assets                                               2,788,544     (13,429,337)
                                                                                       -----------    ------------
NET ASSETS
   Beginning of Period                                                                  13,459,309      26,888,646
                                                                                       -----------    ------------
   End of Period                                                                       $16,247,853    $ 13,459,309
                                                                                       ===========    ============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                                         1,193,274          96,594
   Shares reinvested                                                                        37,058         100,340
   Shares redeemed                                                                      (2,079,277)       (895,734)
                                                                                       -----------    ------------
                                                                                          (848,945)       (698,800)
                                                                                       ===========    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                                        $        62    $     91,631
                                                                                       ===========    ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          E.I.I. INTERNATIONAL
                                                                                              PROPERTY FUND
                                                                                      ----------------------------
                                                                                       SIX MONTHS
                                                                                          ENDED
                                                                                      DECEMBER 31,
                                                                                          2009         YEAR ENDED
                                                                                       (UNAUDITED)   JUNE 30, 2009
                                                                                      ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                                           $  1,494,981   $   8,274,592
      Net realized loss on investments transactions                                    (37,802,393)   (160,767,819)
      Net realized loss on foreign currency transactions                                    (8,244)       (284,800)
      Net change in unrealized appreciation (depreciation) on investment securities    125,061,349     (27,408,408)
      Net change in translation of assets and liabilities in foreign currencies             14,162         (51,550)
                                                                                      ------------   -------------
         Net increase (decrease) in net assets from operations                          88,759,855    (180,237,985)
                                                                                      ------------   -------------
   DISTRIBUTIONS FROM:
      Net investment income                                                             (8,286,269)    (10,886,435)
      Net realized gain on investments                                                          --        (927,988)
                                                                                      ------------   -------------
         Total distributions                                                            (8,286,269)    (11,814,423)
                                                                                      ------------   -------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL
   CLASS:
      Shares issued                                                                     65,482,003     212,391,653
      Shares reinvested                                                                  5,891,113       8,873,586
      Shares redeemed                                                                  (78,675,648)   (274,001,660)
      Redemption fees                                                                       11,004          87,650
                                                                                      ------------   -------------
         Net decrease from capital share transactions                                   (7,291,528)    (52,648,771)
                                                                                      ------------   -------------
   Total increase (decrease) in net assets                                              73,182,058    (244,701,179)
                                                                                      ------------   -------------
NET ASSETS
   Beginning of Period                                                                 460,170,877     704,872,056
                                                                                      ------------   -------------
   End of Period                                                                      $533,352,935   $ 460,170,877
                                                                                      ============   =============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                                         4,297,694      16,092,396
   Shares reinvested                                                                       378,120         843,497
   Shares redeemed                                                                      (5,170,447)    (24,480,320)
                                                                                      ------------   -------------
                                                                                          (494,633)     (7,544,427)
                                                                                      ============   =============
ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                     $ (2,041,946)  $   4,749,342
                                                                                      ============   =============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       E.I.I. GLOBAL PROPERTY FUND
                                                                                      ----------------------------
                                                                                       SIX MONTHS
                                                                                          ENDED
                                                                                      DECEMBER 31,
                                                                                          2009         YEAR ENDED
                                                                                       (UNAUDITED)   JUNE 30, 2009
                                                                                      ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                                           $    827,977   $  2,495,210
      Net realized loss on investments transactions                                     (6,006,484)   (44,021,127)
      Net realized gain (loss) on foreign currency transactions                              7,639       (356,589)
      Net change in unrealized appreciation (depreciation) on investment securities     38,286,080     (1,260,229)
      Net change in translation of assets and liabilities in foreign currencies              1,206           (859)
                                                                                      ------------   ------------
         Net increase (decrease) in net assets from operations                          33,116,418    (43,143,594)
                                                                                      ------------   ------------
   DISTRIBUTIONS FROM:
      Net investment income                                                             (2,437,777)    (2,047,089)
                                                                                      ------------   ------------
         Total distributions                                                            (2,437,777)    (2,047,089)
                                                                                      ------------   ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL
   CLASS:
      Shares issued                                                                     40,834,914     23,084,730
      Shares reinvested                                                                  2,257,531      1,956,845
      Shares redeemed                                                                  (12,808,250)   (16,849,376)
      Redemption fees                                                                          778          5,805
                                                                                      ------------   ------------
         Net increase from capital share transactions                                   30,284,973      8,198,004
                                                                                      ------------   ------------
   Total increase (decrease) in net assets                                              60,963,614    (36,992,679)
                                                                                      ------------   ------------
NET ASSETS
   Beginning of Period                                                                 107,975,277    144,967,956
                                                                                      ------------   ------------
   End of Period                                                                      $168,938,891   $107,975,277
                                                                                      ============   ============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                                         3,392,941      2,248,003
   Shares reinvested                                                                       176,923        224,152
   Shares redeemed                                                                      (1,062,074)    (2,080,950)
                                                                                      ------------   ------------
                                                                                         2,507,790        391,205
                                                                                      ============   ============
ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                     $   (458,193)  $  1,151,607
                                                                                      ============   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             Six Months
                                                Ended
                                            December 31,
                                                2009        Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                             (unaudited)  June 30, 2009  June 30, 2008  June 30, 2007  June 30, 2006  June 30, 2005
                                            ------------  -------------  -------------  -------------  -------------  -------------
Net Asset Value, Beginning of Period .....   $  2.26        $  4.04        $  6.24         $ 10.85       $ 13.68         $ 12.59
                                             -------        -------        -------         -------       -------         -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
   Net Investment Income .................      0.03           0.08           0.10            0.13          0.17            0.40
   Net Gain (Loss) on Securities
      (Realized and Unrealized) ..........      0.94          (1.76)         (0.70)           1.37          2.02            3.92
                                             -------        -------        -------         -------       -------         -------
         Total from Investment
            Operations ...................      0.97          (1.68)         (0.60)           1.50          2.19            4.32
                                             -------        -------        -------         -------       -------         -------
LESS DISTRIBUTIONS
   Net Investment Income .................     (0.05)         (0.09)         (0.09)          (0.12)        (0.24)          (0.25)
   Net Realized Gain on Investments ......        --          (0.01)         (1.51)          (5.99)        (4.78)          (2.98)
                                             -------        -------        -------         -------       -------         -------
         Total Distributions .............     (0.05)         (0.10)         (1.60)          (6.11)        (5.02)          (3.23)
                                             -------        -------        -------         -------       -------         -------
Net Asset Value, End of Period ...........   $  3.18        $  2.26        $  4.04         $  6.24       $ 10.85         $ 13.68
                                             =======        =======        =======         =======       =======         =======
Total Return* ............................     43.23%++      (42.14)%       (10.82)%          9.58%        20.54%          36.15%
Net Assets, End of Period (thousands) ....   $16,248        $13,459        $26,889         $28,146       $38,878         $68,697
Ratio of Expenses to Average Net
   Assets (Including effect of waivers and
   reimbursements) .......................      0.80%+         0.80%          0.84%           1.00%         1.00%           1.00%
Ratio of Expenses to Average Net
   Assets (Excluding Waivers and
   Reimbursement of Expenses) ............      1.79%+         1.61%          1.27%           1.26%         1.24%           1.20%
Ratio of Net Investment Income to
   Average Net Assets (Including effect of
   waivers and reimbursements) ...........      2.23%+         2.82%          1.84%           1.16%         1.37%           2.06%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ............      1.24%+         2.01%          1.41%           0.90%         1.13%           1.86%
Portfolio Turnover Rate ..................        63%++          71%           132%             76%           44%             43%

----------
* Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net assetvalue during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

+    Annualized.

++ Total return and portfolio turnover rate are not annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             Six Months
                                                Ended
                                            December 31,                                                              Year Ended
                                                2009        Year Ended     Year Ended     Year Ended     Year Ended    June 30,
                                             (unaudited)  June 30, 2009  June 30, 2008  June 30, 2007  June 30, 2006    2005(1)
                                            ------------  -------------  -------------  -------------  -------------  ----------
Net Asset Value, Beginning of Period .....   $  13.36       $  16.79       $  24.41      $  17.65       $  12.88       $ 10.00
                                             --------       --------       --------      --------       --------       -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income .................       0.04(2)        0.26           0.29          0.26(2)        0.22(2)       0.09
   Net Gain (Loss) on Securities (Realized
      and Unrealized) ....................       2.56          (3.36)         (7.35)         7.21           4.78          2.88
                                             --------       --------       --------      --------       --------       -------
         Total from Investment
            Operations ...................       2.60          (3.10)         (7.06)         7.47           5.00          2.97
                                             --------       --------       --------      --------       --------       -------
LESS DISTRIBUTIONS
   Net Investment Income .................      (0.25)         (0.30)         (0.21)        (0.39)         (0.09)        (0.04)
   Net Realized Gain on Investments ......         --          (0.03)         (0.35)        (0.32)         (0.14)        (0.05)
                                             --------       --------       --------      --------       --------       -------
         Total Distributions .............      (0.25)         (0.33)         (0.56)        (0.71)         (0.23)        (0.09)
                                             --------       --------       --------      --------       --------       -------
REDEMPTION FEES*                                   --             --             --            --             --            --
Net Asset Value, End of Period ...........   $  15.71       $  13.36       $  16.79      $  24.41       $  17.65       $ 12.88
                                             ========       ========       ========      ========       ========       =======
Total Return** ...........................      19.45%++      (17.99)%       (29.39)%       42.61%         39.14%        29.68%
Net Assets, End of Period (thousands) ....   $533,353       $460,171       $704,872      $567,638       $156,032       $47,925
Ratio of Expenses to Average Net Assets
   (Including Waivers and Reimbursement of
   Expenses) .............................       1.00%+         1.00%          1.00%         1.00%          1.00%         1.00%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement of
   Expenses) .............................       1.05%+         1.05%          1.01%         1.12%          1.23%         1.65%
Ratio of Net Investment Income to Average
   Net Assets (Including Waivers and
   Reimbursement of Expenses) ............       0.57%+         1.78%          1.56%         1.12%          1.39%         1.59%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ............       0.52%+         1.73%          1.55%         1.00%          1.16%         0.94%
Portfolio Turnover Rate ..................          5%++          21%            11%           20%            14%           27%

(1)  The Fund commenced operations on July 1, 2004.

(2)  Per share numbers have been calculated using the average share method.

*    Amounts represent less than $0.005 per share.

** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

+    Annualized.

++ Total return and portfolio turnover rate are not annualized for periods of less than one year.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              Six Months Ended
                                             December 31, 2009     Year Ended      Year Ended      Period Ended
                                                (unaudited)      June 30, 2009   June 30, 2008   June 30, 2007(1)
                                             -----------------   -------------   -------------   ----------------
Net Asset Value, Beginning of Period .....      $  10.05           $  14.01        $  19.22         $ 20.00
                                                --------           --------        --------         -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
   Net Investment Income .................          0.05               0.22            0.18            0.09
   Net Gain (Loss) on Securities
      (Realized and Unrealized) ..........          2.84              (4.00)          (5.22)          (0.87)
                                                --------           --------        --------         -------
         Total from Investment
            Operations ...................          2.89              (3.78)          (5.04)          (0.78)
                                                --------           --------        --------         -------
LESS DISTRIBUTIONS
   Net Investment Income .................         (0.19)             (0.18)          (0.16)             --
   Net Realized Gain on Investments ......            --                 --           (0.01)             --
                                                --------           --------        --------         -------
         Total Distributions .............         (0.19)             (0.18)          (0.17)             --
                                                --------           --------        --------         -------
REDEMPTION FEES*                                      --                 --              --              --
Net Asset Value, End of Period ...........      $  12.75           $  10.05        $  14.01         $ 19.22
                                                ========           ========        ========         =======
Total Return** ...........................         28.72%++          (26.75)%        (26.34)%         (3.90)%++
Net Assets, End of Period (thousands) ....      $168,939           $107,975        $144,968         $71,244
   Ratio of Expenses to Average Net Assets
   (Including effect of waivers and
   reimbursements) .......................          1.00%+             1.00%           1.00%           1.00%+
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement
   of Expenses) ..........................          1.08%+             1.12%           1.05%           1.57%+
Ratio of Net Investment Income to
   Average Net Assets (Including effect of
   waivers and reimbursements) ...........          1.12%+             2.32%           1.60%           1.74%+
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ............          1.04%+             2.23%           1.55%           1.17%+
Portfolio Turnover Rate ..................            13%++              39%             18%              8%++

(1)  Fund Commenced operations on February 1, 2007.

*    Amounts represent less than $0.005 per share.

** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

+    Annualized.

++ Total return and portfolio turnover rate are not annualized for periods of less than one year.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2009 (UNAUDITED)

A. ORGANIZATION:

E.I.I. Realty Securities Trust (the "Trust") was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. EI.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds".

FUND SHARES

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2009, the Adviser and Investor classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Funds in preparation of their financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds' portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds' portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

The Funds estimate components of distributions from REITs. Return of capital distributions are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust's Price Valuation Committee under procedures adopted by the Trust's Board of Trustees.

Most foreign markets close before the close of trading on the New York Stock Exchange ("NYSE"). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund's share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust's Price Valuation Committee, established by the Trust's Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                    DECEMBER 31, 2009 (UNAUDITED) - CONTINUED

that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

FAIR VALUE MEASUREMENTS: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the price that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund's investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management's own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value heirarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

     -    Level 1 -- quoted prices in active markets for identical investments

     - Level 2 -- other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds' investments by the above fair value hierarchy levels as of December 31, 2009:

                                                                    LEVEL 2        LEVEL 3
                                      TOTAL           LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                     VALUE AT          QUOTED      OBSERVABLE   UNOBSERVABLE
E.I.I. REALTY SECURITIES FUND   DECEMBER 31, 2009      PRICE         INPUT          INPUT
-----------------------------   -----------------   -----------   -----------   ------------
Investments in Securities *        $15,876,404      $15,876,404       $--           $--
                                   -----------      -----------       ---           ---
TOTAL                              $15,876,404      $15,876,404       $--           $--
                                   ===========      ===========       ===           ===

*    See Schedule of Investment for industry or sector breakouts.

                                                              LEVEL 2       LEVEL 3
                               TOTAL            LEVEL 1     SIGNIFICANT   SIGNIFICANT
 E.I.I. INTERNATIONAL         VALUE AT          QUOTED       OBSERVABLE   UNBSERVABLE
     PROPERTY FUND       DECEMBER 31, 2009       PRICE         INPUT         INPUT
 --------------------    -----------------   ------------   -----------   -----------
Common Stocks                                                                  --
   Australia                $ 19,881,722     $ 19,811,722    $       --       $--
   China                      11,484,321       11,484,321            --        --
   France                     68,824,379       68,824,379            --        --
   Germany                     6,420,281        6,420,281            --        --
   Hong Kong                 135,995,812      135,995,812            --        --
   Italy                      10,613,122       10,613,122            --        --
   Japan                      80,302,671       80,302,671            --        --

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                    DECEMBER 31, 2009 (UNAUDITED) - CONTINUED

   Malaysia                    8,283,061        8,283,061            --        --
   Netherlands                 7,444,399        7,444,399            --        --
   Philippines                 1,927,201        1,927,201            --        --
   Singapore                  78,481,194       78,481,194            --        --
   Spain                      18,387,220       18,387,220            --        --
   Thailand                    9,614,065        7,321,965     2,292,100        --
   United Kingdom             48,544,380       48,544,380            --        --
Short Term Investments        21,827,088       21,827,088            --        --
                            ------------     ------------    ----------       ---
      TOTAL                 $527,960,916     $525,668,816    $2,292,100       $--
                            ============     ============    ==========       ===

                                  TOTAL                       LEVEL 2        LEVEL 3
                                VALUE AT        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                              DECEMBER 31,      QUOTED       OBSERVABLE   UNOBSERVABLE
E.I.I. GLOBAL PROPERTY FUND       2009           PRICE         INPUT          INPUT
---------------------------   ------------   ------------   -----------   ------------
Investments in Securities*    $168,138,500   $168,138,500       $--            $--
                              ------------   ------------       ---            ---
   TOTAL                      $168,138,500   $168,138,500       $--            $--
                              ============   ============       ===            ===

*    See Schedule of Investments for geographic or sector breakouts.

FOREIGN CURRENCY TRANSLATION: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the translation date.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

SECURITY TRANSACTIONS: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund. In addition, expenses of a Fund not directly attributable to the operations of a particular class of the Fund are allocated to the separate classes based upon the relative net assets of each class.

INCOME RECOGNITION: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                    DECEMBER 31, 2009 (UNAUDITED) - CONTINUED

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES: The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

NEW ACCOUNTING PRONOUNCEMENT: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

FOREIGN ISSUER RISK: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

INDEMNIFICATIONS: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote.

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                    DECEMBER 31, 2009 (UNAUDITED) - CONTINUED

C. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

INVESTMENT ADVISORY FEE

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds' average daily net assets.

ADMINISTRATION FEE

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of the Funds' average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., under which E.I.I. pays PNC to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, PNC provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

TRANSFER AGENT FEE

PNC also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

CUSTODY FEE

PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

TRUSTEES FEE

The Funds pay each Independent Trustee an annual fee of $16,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $4,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets.

DISTRIBUTOR

PFPC Distributors, Inc. serves as the distributor of the Funds' shares. Any distribution fees incurred by the Funds is paid by the Adviser.

EXPENSE LIMITS AND FEE WAIVER

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the six months ended December 31, 2009 and the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds' respective expense limitation, is as follows:

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                    DECEMBER 31, 2009 (UNAUDITED) - CONTINUED

                                                           E.I.I.
                                      E.I.I. REALTY    INTERNATIONAL   E.I.I. GLOBAL
                                     SECURITIES FUND   PROPERTY FUND   PROPERTY FUND
                                     ---------------   -------------   -------------
Six months ended December 31, 2009       $ 68,698         $123,951        $ 57,414
Fiscal Year ended 2009                    140,168          210,039         130,210
Fiscal Year ended 2008                    143,880           45,436          62,586
Fiscal Year ended 2007                     98,342          376,627         105,894
                                         --------         --------        --------
Total                                    $451,088         $756,053        $356,104
                                         ========         ========        ========

D. INVESTMENT TRANSACTIONS:

For the six months ended December 31, 2009, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

                                  E.I.I.
             E.I.I. REALTY    INTERNATIONAL   E.I.I. GLOBAL
            SECURITIES FUND   PROPERTY FUND   PROPERTY FUND
            ---------------   -------------   -------------
Purchases     $ 8,233,707      $23,960,441     $43,414,661
Sales          10,691,338       40,507,520      17,212,103

E. TAX COST OF SECURITIES:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2009 for each Fund were as follows:

FUND                                     COST      APPRECIATION   (DEPRECIATION)       NET
----                                 -----------   ------------   --------------   -----------
E.I.I. Realty Securities Fund         11,822,588     4,066,843         (13,027)      4,053,816
E.I.I. International Property Fund   582,888,053    39,485,360     (94,412,497)    (54,927,137)
E.I.I. Global Property Fund          164,532,671    16,985,496     (13,379,667)      3,605,829

F. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through February 19, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                         E.I.I. REALTY SECURITIES TRUST

                             ADDITIONAL INFORMATION

                          DECEMBER 31, 2009 (UNAUDITED)

E.I.I. REALTY SECURITIES TRUST PROXY VOTING GUIDELINES

E.I.I. Realty Securities, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC's web site at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended December 31, 2009 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC's website at www.sec.gov.

E.I.I. REALTY SECURITIES TRUST QUARTERLY REPORTING OF PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

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

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

INVESTMENT ADVISER & ADMINISTRATOR
E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794

SUB-ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

OFFICERS & TRUSTEES
Richard J. Adler, PRESIDENT
& CHIEF EXECUTIVE OFFICER
Lynn P. Marinaccio, SECRETARY
Michael J. Meagher, TREASURER
& CHIEF COMPLIANCE OFFICER
Warren K. Greene, INDEPENDENT CHAIRMAN
& TRUSTEE
Joseph Gyourko, INDEPENDENT TRUSTEE
Juan M. Meyer, INDEPENDENT TRUSTEE
Christian A. Lange, TRUSTEE

                    (EII LOGO) E.I.I. REALTY SECURITIES TRUST

                                  888-323-8912

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EII REALTY SECURITIES TRUST

By (Signature and Title)*  /s/ Richard J. Adler
                         ----------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date 2/25/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard J. Adler
                         ----------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date 2/25/2010

By (Signature and Title)*  /s/ Michael J. Meagher
                         ----------------------------------------------------
                           Michael J. Meagher, Vice President and Treasurer (principal financial officer)

Date 2/25/2010

* Print the name and title of each signing officer under his or her signature.